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                                                                    EXHIBIT 10.4


                            AMENDMENT NUMBER ONE TO
                      RESTRICTED STOCK PURCHASE AGREEMENT

     This Amendment Number One to the Restricted Stock Purchase Agreement (the "Amendment"), is made and entered into effective as of May 12, 1999, by and
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between PETsMART.com, Inc., a Delaware corporation (the "Company") and Tom
McGovern, Jr. (the "Purchaser").
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                                   RECITALS

     WHEREAS, the Company and the Purchaser desire to amend the Restricted Stock Purchase Agreement, dated as of May 12, 1999 (the "Agreement"), by and between
                                                   ---------
the Company and the Purchaser, in order to correct certain typographical and other errors contained therein.

     NOW THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     1.1  Definitions - The capitalized terms used in this Amendment and not
          -----------
otherwise defined herein shall have the meanings set forth in the Agreement.

                                  ARTICLE II
                             AMENDMENT OF AGREEMENT

     2.1  Payment of Purchase Price - Section 2 of the Agreement is hereby
          -------------------------
amended by deleting "a check or wire transfer" and inserting, in lieu thereof "a check in the amount of $1,043.11 and a promissory note in the amount of $207,579.09."

     2.2  Purchase Price for Repurchase Option - Section 4(1) of the Agreement
          ------------------------------------
is hereby amended by deleting "($0.01)" and inserting, in lieu thereof
"($0.20)".

     2.3  Release of Shares from Repurchase Option - Section 5(1) of the
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Agreement shall be amended to read as follows:

     "(1) One third (1/3) of the Shares shall be released from the Company's
          Repurchase Option at the Effective Date and 1/36th of the remaining Shares shall be released at the end of each month thereafter until all of the Shares have been released three years from the Effective Date, provided in each case, that subject to Section 5(2), the Purchaser's service as an employee or consultant to the Company have not been terminated prior to the date of any such release."
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     2.4  Release of Shares from Repurchase Option - Section 5(2) of the
          ----------------------------------------
Agreement shall be amended to read as follows:

          "(2) In the event Purchaser's employment terminates (i) involuntarily by Pur chaser or (ii) as a result of an "Involuntary Termination" (as defined in that certain employment agreement between Purchaser and the Company, dated May 12, 1999, (the "Employment Agreement") within six months following a Change in Control (as defined in the Employment Agreement), fifty percent (50%) of the previously unvested Shares shall be immediately released from the Company's Repurchase Option."

     2.5  Release of Shares - Section 5(2)(b) of the Agreement is hereby amended
          -----------------
by deleting "1,410,000" and inserting, in lieu thereof "1,043,111".

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

     3.1  Effect of Amendment  - Except as expressly modified by this Amendment,
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the Agreement shall continue to be and remain in full force and effect in accordance with its terms. Any future reference to the Agreement shall be deemed to be a reference to the Agreement as modified by this Amendment.

     3.2  Multiple Counterparts.  This Amendment may be executed in one or more
          ---------------------
counterparts, each of which shall be deemed an original, with the same effect as if signatures thereto and hereto were upon the same instrument.

                             *    *    *    *    *

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     IN WITNESS WHEREOF, the Company and the Purchaser have duly executed this
Amendment as of the day and year first set forth above.




PETsMART.com, Inc.,                      PURCHASER: Tom McGovern, Jr.
a Delaware corporation
                                           /s/ Tom McGovern
BY:  /s/ Tom McGovern                    --------------------------------------
   -------------------------             (Signature)
   Name:   Tom McGovern
   Title:  Chief Executive Officer       ---------------------------------------
                                         (Address)

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